                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement

[   ]  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))

[ x ]  Definitive Proxy Statement

[   ]  Definitive Additional Materials

[   ]  Soliciting Material Under ss. 240.14a-12

                           Citizens First Corporation
                (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

         (2) Form, Schedule or Registration Statement No.:

         (3) Filing Party:

         (4) Date Filed:

                  NOTICE OF 2005 ANNUAL MEETING OF SHAREHOLDERS
                          OF CITIZENS FIRST CORPORATION
                     TO BE HELD ON THURSDAY, APRIL 21, 2005

         The 2005 annual meeting of shareholders of Citizens First Corporation will be held at the Carroll Knicely Institute for Economic Development and Public Service-South Campus, 2355 Nashville Road, Bowling Green, Kentucky, on Thursday, April 21, 2005 at 5:00 p.m., local time, for the following purposes:

1. To elect five directors for three year terms ending in 2008 and until their successors are elected and qualify; and

2. To transact such other business as may properly come before the meeting.

         Please consult the accompanying proxy statement for further information concerning the annual meeting, the election of directors and other matters.

         March 1, 2005 is the record date for the determination of shareholders entitled to notice of, and to vote at, the annual meeting. Only shareholders of record at the close of business on that date are entitled to vote at the meeting or any adjournments thereof.

         You are cordially invited to attend the annual meeting in person. If you cannot, please sign and date the accompanying form of proxy and return it promptly in the return envelope enclosed for your use. No postage is required if the envelope is mailed in the United States.

                          By Order of the Board of Directors

                            /s/ Mary D. Cohron

                            Mary D. Cohron, President

Bowling Green, Kentucky
March 21, 2005

                           CITIZENS FIRST CORPORATION
                               1805 Campbell Lane
                          Bowling Green, Kentucky 42104



                                 PROXY STATEMENT

         This proxy statement is furnished in connection with the solicitation of proxies by our board of directors to be voted at the 2005 annual meeting of shareholders of Citizens First Corporation to be held on Thursday, April 21, 2005, at 5:00 p.m., local time, and at any adjournments of the meeting.

         This proxy statement and the accompanying form of proxy are being first sent or given to shareholders on March 21, 2005.

                                    IMPORTANT

         SHAREHOLDERS CAN HELP US AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.


                                     VOTING

         Only shareholders of record of our common stock at the close of business on March 1, 2005 are entitled to notice of, and to vote in person or by duly authorized proxy at, the annual meeting. On the record date, there were 844,057 shares of common stock outstanding and entitled to vote.

         Each share of common stock is entitled to one vote on all matters that may come before the annual meeting. If the accompanying form of proxy is properly signed and returned prior to the annual meeting, the shares it represents will be voted at the annual meeting in accordance with the directions, if any, noted thereon. If no contrary directions are given, the shares will be voted:

o        for the nominees for director named in this proxy statement, and
o        on any other matters that may come before the annual meeting.

         Any shareholder giving a proxy may revoke it at any time before the shares it represents are voted by giving written notice of such revocation to the Secretary of Citizens First Corporation at the address shown above or by delivering a later dated proxy or by voting in person at the annual meeting.

         The presence in person or by proxy of the holders of a majority of the outstanding shares of common stock will constitute a quorum for the transaction of business at the annual meeting. Abstentions and broker non-votes are counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

         The affirmative vote of a plurality of the votes duly cast is required for the election of directors (that is, the nominees receiving the greatest number of votes will be elected). Abstentions and broker

"non-votes" are not counted as votes cast on any matter to which they relate and, thus, will have no effect on the vote for the election of directors.

                          SHARE OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information as of March 1, 2005 concerning the number and percentage of shares of the common stock and nonvoting preferred stock beneficially owned by our directors and executive officers, and by all of our directors and executive officers as a group. Except as noted below, all shares are owned directly, and the named person possesses sole voting and sole investment power with respect to all such shares. We have 250 shares of preferred stock outstanding. The shares of preferred stock are nonvoting and are convertible into shares of our common stock beginning in July 2007 at an initial conversion price of $15.50.

                                                                    PREFERRED
                                                      % OF ALL       SHARES          % OF ALL
                              COMMON SHARES            COMMON     BENEFICIALLY   PREFERRED SHARES
NAME                        BENEFICIALLY OWNED      SHARES OWNED      OWNED            OWNED
----                        ------------------      ------------  ------------   ----------------

Directors
Jerry E. Baker (1)                40,500               4.8%               0                 *
Billy J. Bell (1)                 42,750               5.1%              15              6.0%
Barry D. Bray (2)                 17,400               2.1%               8              3.2%
Mary D. Cohron (3)                38,570               4.6%               5              2.0%
Floyd H. Ellis (1)                22,645               2.7%               5              2.0%
Sarah Glenn Grise (4)              3,080                 *                0                 *
Chris Guthrie                          0                 *                0                 *
Ken Hightower                     42,300               5.0%              15              6.0%
John J. Kelly (4)                  1,000                 *                0                 *
Joe B. Natcher, Jr. (1)(5)         9,200               1.1%               0                 *
John T. Perkins (6)               10,500               1.2%               0                 *
Jack Sheidler (4)                 18,036               2.1%               8              3.2%
Wilson Stone (4)(7)                9,500               1.1%               4              1.6%
Executive officers
M. Todd Kanipe (8)                 3,500                 *                0                 *
Bill D. Wright (9)                 3,000                 *                0                 *
All directors and executive
officers as a group (16 persons) 263,481              30.9%              60             24.0%

* Less than 1.0%.


-------------
(1) Includes 1,500 common shares which such persons have the right to acquire within 60 days upon exercise of outstanding options.

(2) Includes 6,000 common shares held by Mr. Bray's wife.

(3) Includes 2,666 common shares which Ms. Cohron has the right to acquire within 60 days upon exercise of outstanding options.

(4) Includes 500 common shares which such persons have the right to acquire within 60 days upon exercise of outstanding options.

(5) Shares are jointly owned with Mr. Natcher's wife.

(6) Includes 3,333 shares held in an individual retirement account for the benefit of Mr. Perkins' wife.

(7) Includes 1,000 common shares held in an individual retirement account for the benefit of Mr. Stone's wife.

(8) Includes 2,000 shares which Mr. Kanipe has the right to acquire within 60 days upon exercise of outstanding options.

(9) Includes 2,000 shares which Mr. Wright has the right to acquire within 60 days upon exercise of outstanding options.

         The following table sets forth certain information as of March 1, 2005 concerning the only persons known to us to have beneficial ownership of more than five percent (5%) of our outstanding common stock.

                                          COMMON SHARES         % OF ALL COMMON
NAME                                     BENEFICIALLY OWNED        SHARES OWNED
----                                     ------------------     ---------------

Charles Hardcastle                                  73,775              8.7%
1065 Ashley, Suite 150
Bowling Green, KY  42103

Thomas K. Hightower                                 42,300              5.0%
646 Old Scottsville Road
Bowling Green, KY  42103



                              ELECTION OF DIRECTORS

         Our board of directors is divided into three classes, each consisting as nearly as possible of one third of the total number of directors. Presently, the board has thirteen members, with two classes consisting of four directors, and one class consisting of five directors. At the annual meeting, five directors will be elected to serve as Class II directors for three-year terms ending in 2008 and until their successors are elected and qualify.

         Each of the persons named in this proxy statement that the board of directors has nominated for election at the annual meeting is currently serving as a director and has been recommended by the board of directors for reelection as a director. Mr. Bray, Mr. Perkins, Mr. Stone and Ms. Grise were all elected at the 2002 annual meeting of shareholders. Mr. Guthrie was appointed to the board in July 2004 to fill a vacancy created by an increase in the number of directors. All of the nominees have agreed to serve if elected. Unless a proxy is marked to give a different direction, the shares it represents will be voted to elect five nominees named in the following table. If any nominee should become unavailable for election, the persons named in the accompanying form of proxy, or their substitutes, reserve the right to vote for a substitute nominee selected by the board of directors.

         The following table gives the indicated information for each nominee and incumbent director and other executive officers who are not nominees or incumbent directors.

                                           DIRECTOR      PRINCIPAL OCCUPATION OR EMPLOYMENT
             NAME AND AGE                    SINCE       DURING PAST FIVE OR MORE YEARS

CLASS II NOMINEES FOR ELECTION AT THE ANNUAL MEETING:

Barry D. Bray (59)                           1999       Retired; formerly, Vice President and Chief Credit
                                                        Officer of Citizens First Corporation and Citizens
                                                        First Bank from January 1999 and February 1999,
                                                        respectively, through June 2004; previously,
                                                        Executive Vice President and Chief Credit Officer
                                                        of Trans Financial Bank from 1982 through 1998
                                                3

Sarah Glenn Grise (48)                       2002       Civic volunteer; formerly, General Manager of TKR
                                                        Cable of Southern Kentucky

Chris B. Guthrie (38)                        2004       President, Trace Die Cast, Inc.

John T. Perkins (62)                         1998       Retired; formerly, consultant to Citizens First Bank from January
                                                        2002 through September 2004; Vice President and Chief Operating
                                                        Officer of Citizens First Corporation and Citizens First Bank
                                                        from August 1998 and February 1999, respectively, through 2001;
                                                        previously, bank consultant from April 1995 to July 1998 and
                                                        Chief Operating Officer, Trans Financial Bank, from July 1973 to
                                                        April 1995

Wilson Stone (52)                            2002       Allen County, Kentucky farmer and Board Trainer for Kentucky
                                                        School Boards Association

CLASS I DIRECTORS WHOSE TERMS EXPIRE IN 2007:

Billy J. Bell (71)                           1998       Co-owner and Secretary/Treasurer of Mid-South Feeds, Inc., a feed manufacturer

Ken Hightower (65)                           2004       Real estate developer

Joe B. Natcher, Jr. (47)                     1998       President and Chief Executive Officer of Southern Foods, Inc., a
                                                        food service distributor

Jack Scheidler (48)                          2002       Real estate developer

CLASS III DIRECTORS WHOSE TERMS EXPIRE IN 2006:

Jerry E. Baker (74)                          1998        Chairman, Airgas Mid-America, Inc., an industrial gas and
                                                         welding equipment supplier

Mary D. Cohron (57)                          1998        President and Chief Executive Officer of Citizens First
                                                         Corporation and Citizens First Bank since August 1998 and
                                                         February 1999, respectively; previously, Board Team Development
                                                         Services Provider for Kentucky School Boards Association and
                                                         strategic planning and business consultant

Floyd H. Ellis (78)                          1998        Chairman of the Board of Directors of Citizens First Corporation
                                                         and Citizens First Bank; Retired President and Chief Executive
                                                         Officer, Warren Rural Electric Cooperative Corporation

John J. Kelly (70)                           2003        Dentist

NON-DIRECTOR EXECUTIVE OFFICERS:

Bill D. Wright (45)                                      Vice President, Chief Financial Officer and Treasurer of
                                                         Citizens First Corporation and Citizens First Bank since May
                                                         2000; previously, Assistant Controller and Assistant Treasurer for Trans Financial Bank

                                                        4

M. Todd Kanipe (36)                                      Vice President and Chief Credit Officer of Citizens First Bank
                                                         since 2004; previously, Vice President and Trust Relationship
                                                         Manager for Citizens First Bank since 1999, and commercial lender for Trans Financial Bank

Kim M. Thomas (34)                                       Vice President of Marketing and Commercial Banking Officer of
                                                         Citizens First Bank since 1999; previously, commercial lender for Trans Financial Bank

BOARD MEETINGS AND COMMITTEES OF THE BOARD

         12 meetings of the board of directors were held during 2004. All of our directors attended 75% or more of the combined total of the meetings of the board of directors and of all committees on which they served, except for Mr. Guthrie.

         It is our practice, although not a policy, that all directors attend the annual meeting of shareholders. At our 2004 annual meeting of shareholders, all of the directors were in attendance except a former director, Mr. Lucas.

         Each of the members of the board of directors is independent (as defined under NASD listing standards), except Mr. Bray, Ms. Cohron and Mr. Perkins.

         Our board of directors has two standing committees: the Audit Committee and the Compensation Committee. We have not established a standing nominating committee or a committee performing similar functions. The functions of a nominating committee have been performed by the full board of directors.

         The members of the Audit Committee for 2004 included all of the directors except Ms. Cohron. All members of our Audit Committee are independent under the definition of independence set out in the NASD listing standards, except for Mr. Bray and Mr. Perkins. The Board of Directors has determined that Mr. Bray is an "audit committee financial expert" as defined in Item 401(e) of SEC Regulation S-B. The Audit Committee held six meetings during 2004.

         The Audit Committee, among other things, is directly responsible for the selection, oversight and compensation of our independent public accountants. It is also responsible for meeting with the independent auditors and the appropriate corporate officers to review matters relating to corporate financial reporting and accounting procedures and policies, the adequacy of financial, accounting and operating controls, and the scope of the audits of our independent auditors and any internal auditor. In addition, the Audit Committee is responsible for reviewing and reporting the results of each audit and making recommendations it may have to the board of directors with respect to financial reporting and accounting practices, policies, controls and safeguards. The Audit Committee has adopted a written charter, a copy of which was included with the proxy statement for our 2003 annual meeting of shareholders.

         The members of the Compensation Committee during 2004 were Ms. Grise and Messrs. Baker, Bell, Bray, Ellis, Hightower, Kelly, and Sheidler. The Compensation Committee establishes the compensation arrangements for our executive officers. The Committee also administers the Company's stock option plans. The Compensation Committee held two meetings during 2004.

DIRECTOR NOMINATIONS

         The Company has not established a nominating committee. Those functions are performed by the full board of directors. The board of directors met one time in its capacity as the nominating committee during 2004. Until now, the board of directors believed it was appropriate not to have a nominating committee. We became the holding company for Citizens First Bank in 1999 upon the Bank's organization. We believed that as the Bank established itself and developed its business, continuity on the board was important and therefore our board has first considered candidates who are existing directors when selecting nominees. We do not have a charter under which the board of directors acts when it performs the functions of a nominating committee.

         The board of directors seeks to identify potential candidates for membership through existing members of the board, senior management and other members of the community. Candidates nominated to serve as directors will, at a minimum, in the board's judgment,

o fulfill the needs of the board of directors at the time in terms of age, experience and expertise,

o possess the background and ability to contribute to the performance by the board of its responsibilities through senior executive management experience and/or a record of relevant civic and community leadership, and

o be able to represent the interests of the Company and all of its shareholders.

         The board of directors has not adopted a formal policy with regard to the consideration of director candidates recommended by stockholders. The board of directors will, however, consider nominees recommended by stockholders. A stockholder desiring to submit such a recommendation should send written notice of the recommendation to the Secretary of the Company and comply with the prior notice procedures contained in Article 2, Section 1 of the Bylaws. These procedures are discussed in this proxy statement below under the heading "Shareholder Proposals and Nominations."
                                        6

                             EXECUTIVE COMPENSATION

         The following table provides information concerning compensation paid or accrued by Citizens First Corporation and Citizens First Bank to or on behalf of our President and Chief Executive Officer and each other executive officer who had annual salary and bonus that exceeded $100,000 in 2004.



                           SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------
                                                                           LONG TERM
                                                                          COMPENSATION
                                                                             AWARDS
                                                                             ------
                                                                            SECURITIES
                                                                            UNDERLYING       ALL OTHER
NAME & PRINCIPAL POSITION                       YEAR     SALARY              OPTIONS         COMPENSATION (1)
-------------------------                       -----    ------            ----------       ---------------
Mary D. Cohron                                  2004    $ 170,000            8,000            $   9,430
President and Chief Executive Officer           2003      150,000                                 9,452
                                                2002      135,000                                 7,756


Bill D. Wright                                  2004    $ 132,000            6,000            $   8,062
Vice President and  Chief Financial Officer     2003      122,000                                 7,248
                                                2002      107,960                                 6,938

M. Todd Kanipe                                  2004    $ 130,846            6,000            $   7,977
Chief Credit Officer                            2003       90,256                                 7,142
                                                2002       80,000                                 6,007

(1) Other compensation for 2004 includes: (a) the match of up to 3% of the officer's salary under the Savings Incentive Match Plan for Employees ($4,500 for Ms. Cohron, $3,600 for Mr. Wright and $3,565 for Mr. Kanipe); (b) the cost of life insurance premiums paid on behalf of the officer ($903 for Ms. Cohron, $435 for Mr. Wright and $385 for Mr. Kanipe); and (c) the portion of the cost of health insurance coverage for such officer that is paid by Citizens First
($4,027 for each of Ms. Cohron, Mr. Wright and Mr. Kanipe). All of our full-time employees receive similar benefits.


                        OPTION GRANTS IN LAST FISCAL YEAR

                                NUMBER OF      PERCENT OF TOTAL
                                SECURITIES      OPTIONS GRANTED
                                UNDERLYING     TO EMPLOYEES IN
                                 OPTIONS           FISCAL            EXERCISE PRICE    EXPIRATION
NAME                            GRANTED (#)         YEAR               ($/SHARE)(1)       DATE
----                           -----------       --------------       ------------     ----------
Mary D. Cohron                    8,000               20%              $14.25           1/14/2014
Bill D. Wright                    6,000               15%              $14.25           1/14/2014
M. Todd Kanipe                    6,000               15%              $14.25           1/14/2014
-------------------
(1) All options were granted at the closing sales price for the common stock as reported on the Over The Counter Bulletin Board on the date of grant. The options are exercisable in three equal annual installments commencing on the anniversary date of the date of grant.

EMPLOYMENT AGREEMENTS

         Citizens First and Mary D. Cohron entered into an employment agreement effective January 1, 2005, which provides for the employment of Ms. Cohron as our President and Chief Executive Officer. The agreement is for a term of three years and will be automatically renewed for a new three year term unless either party gives notice to the other of its intent not to renew. The agreement provides for payment to Ms. Cohron of an annual salary to be established by the board of directors at the commencement of each year. The agreement may be terminated by us upon 60 days notice for cause (as defined in the agreement) and without cause. In the event the agreement is terminated without cause, we will be obligated to pay Ms. Cohron the value of accrued fringe benefits through the date of termination and compensation equal to 12 months' salary based on the number of months of service by Ms. Cohron unter the term of the agreement. Ms. Cohron may voluntarily terminate her employment upon 60 days notice. In the event of Ms. Cohron's termination of employment prior to the natural expiration of the agreement, Ms. Cohron will be prohibited for one year from rendering any services to any banking institution in Warren County and any contiguous county.

         Citizens First and Bill D. Wright are parties to an employment agreement effective January 1, 2005 which provides for Mr. Wright's employment by us as Chief Financial Officer. The agreement provides for the payment to Mr. Wright of an annual salary to be established by the President at the commencement of each year. The employment agreement may be terminated by us for cause (as defined in the agreement) and without cause. In the event the agreement is terminated without cause, we will be obligated to pay Mr. Wright the value of accrued fringe benefits through the date of termination and compensation equal to 90 days' salary.

         Citizens First and M. Todd Kanipe are parties to an employment agreement effective January 1, 2005 which provides for Mr. Kanipe's employment by us as Chief Credit Officer. The agreement provides for the payment to Mr. Kanipe of an annual salary to be established by the President at the commencement of each year. The employment agreement may be terminated by us for cause (as defined in the agreement) and without cause. In the event the agreement is terminated without cause, we will be obligated to pay Mr. Kanipe the value of accrued fringe benefits through the date of termination and compensation equal to 90 days' salary.

DIRECTOR COMPENSATION

         Our non-employee directors receive $200 per month for each month in which they attend a board of directors or board committee meeting. We also reimburse non-employee directors for the expenses they incur to attend the meetings. In 2003, the board of directors adopted, and the shareholders approved, the 2003 Stock Option Plan for Non-Employee Directors. This plan provides for the issuance to our non-employee directors of options to purchase up to an aggregate of 40,000 shares of our common stock. Options were granted under the plan in 2004 as follows: 1,000 each to Messrs. Baker, Bell, Ellis and Natcher, and to former director Lucas in January 2004, and 500 each to Ms. Grise, and to Messrs. Baker, Bell, Ellis, Kelly, Natcher, Sheidler and Stone, and to former director Lucas in May of 2004. Directors do not receive separate compensation for serving on the board of directors of Citizens First Bank.

                              CERTAIN TRANSACTIONS

         Through Citizens First Bank, we have had and expect in the future to have banking transactions in the ordinary course of business with our directors and executive officers and their associates. All loans to such persons or their associates have been on the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others, and have not involved more than normal risk of collectibility or other unfavorable features.

                             AUDIT COMMITTEE REPORT

         The Audit Committee has reviewed and discussed with our management our audited financial statements as of December 31, 2004 and 2003 and for each of the years in the three-year period ended December 31, 2004. The Committee has also reviewed and discussed with BKD, LLP, our independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards), as modified and supplemented, relating to the conduct, scope and results of the audit. The Audit Committee has received written disclosures and the letter from BKD, LLP required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as modified and supplemented, and has discussed with BKD, LLP their independence.

         Based upon such review and discussions, the Audit Committee recommended to the board of directors that, and the board of directors has approved, the audited financial statements be included in our Annual Report on Form 10-KSB for the year ended December 31, 2004.

                                   MEMBERS OF THE AUDIT COMMITTEE:

                                            JERRY E. BAKER
                                            BARRY D. BRAY
                                            BILLY J. BELL
                                            FLOYD H. ELLIS
                                            SARAH GLENN GRISE
                                            CHRIS B. GUTHRIE
                                            KEN HIGHTOWER
                                            JOHN J. KELLY
                                            JOE B. NATCHER, JR.
                                            JOHN T. PERKINS
                                            JACK SHEIDLER
                                            WILSON STONE

                         INDEPENDENT PUBLIC ACCOUNTANTS

         BKD, LLP served as our independent accountants for the 2004 fiscal year. It is expected that representatives of BKD, LLP will be present at the annual meeting and will have the opportunity to make a statement if they desire to do so and to answer appropriate questions that may be asked by shareholders. It is expected that the audit committee of the board of directors will select the company's independent accountants for 2005 at a meeting to be held prior to the annual meeting of shareholders.

AUDIT FEES

         The aggregate fees billed to the Company by BKD, LLP for the audit of our annual financial statements and for the reviews of our interim financial statements included in our Forms 10-Q for the fiscal years ended December 31, 2004 and December 31, 2003 were $59,965 and $31,626, respectively.

AUDIT-RELATED FEES

         The aggregate fees billed to the Company by BKD, LLP for audit related services for the fiscal years ended December 31, 2004 and 2003, including assurance and related services reasonably related to the performance of the audit or review of the financial statements, were $15,910 and $114,913, respectively.

TAX FEES

         The aggregate fees incurred for professional services for tax related services for the fiscal years ended December 31, 2004 and 2003 were $3,500 and $4,625, respectively. The services rendered related to tax return preparation and other general tax matters.

ALL OTHER FEES

         For the fiscal years ended December 31, 2004 and 2003, the Company was not billed any additional fees for services by BKD, LLP, other than the services covered under the captions "Audit Fees", "Audit Related Fees" and "Tax Fees" above.

         The policies and procedures adopted by the Audit Committee as set forth in the Audit Committee's charter regarding the use of the independent auditor for permissible non-audit services require members of the Audit Committee to pre-approve all auditing services and all permissible non-audit services, including tax services, that are provided by the auditors to the Company or the Bank. The Audit Committee may consult with management but may not delegate its pre-approval authority. All of the services performed by the auditors to the Company or the Bank during 2004 were pre-approved by the Audit Committee.

                      SHAREHOLDER PROPOSALS AND NOMINATIONS

         Any proposal that a shareholder may desire to be included in the board of directors' proxy statement for presentation at the 2006 annual meeting of shareholders must be received not later than November 20, 2005 in order to be considered for inclusion. All such proposals should be sent to the Secretary of Citizens First Corporation at 1805 Campbell Lane, Bowling Green, Kentucky 42104. Shareholder proposals submitted after February 20, 2006 will be considered untimely under the Company's bylaws, and, if the board of directors elects not to exclude such proposals from consideration at the meeting (although not included in the proxy statement), the proxy solicited by us for next year's annual meeting may confer discretionary authority to vote on any such matters without a description of them in the proxy statement for that meeting.

         The Company's bylaws provide that notice of proposed shareholder nominations for election of directors must be made in writing and either delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Company, and in either case must be received by the Secretary of the Company not less than 60 days prior to the month and day of the anniversary of the last meeting of shareholders of the Company called for the election of directors. Nominations for the 2006 meeting received after February 20, 2006, will be considered untimely. The advance notice requirement affords the board of directors the opportunity to consider the qualifications of all proposed nominees and, to the extent deemed necessary or desirable by the board, inform shareholders about such qualifications. The notice must contain certain information about each proposed nominee, including his or her age, business and residence addresses, principal occupation, number of shares of the Company's common stock beneficially owned, and such other information as would be required to be included in a proxy statement soliciting proxies for the election of such proposed nominee. In addition, the nominating shareholder must provide his or her name and address and the number of shares of the Company beneficially owned by the shareholder. If the chairman of the annual meeting of shareholders determines that a nomination was not made in accordance with the foregoing procedures, the nomination is void.

                        COMMUNICATIONS WITH SHAREHOLDERS

         Aside from the procedural requirements set out in our bylaws for shareholder nominations and proposals, we do not have a formal process for shareholders to send communications to the board of directors. Our board of directors welcomes communications from shareholders. Shareholders may send communications to the board of directors, or to any director in particular, in care of Secretary, Citizens First Corporation, 1805 Campbell Avenue, Bowling Green, Kentucky 42104. Any correspondence to the board of directors, or to any director in particular, will be forwarded by the Company to the addressee, without review by management.

                             SOLICITATION OF PROXIES

         This solicitation of proxies by the board of directors is being conducted primarily by mail. We will bear the costs of the solicitation, which may include reimbursement paid to brokerage firms and others for their reasonable expenses in forwarding solicitation material for the meeting to beneficial owners. Certain officers, directors, and regular employees may also solicit proxies on behalf of the board of directors by means of telephone calls, personal interviews, and mail at no additional expense to us.

                                  ANNUAL REPORT

         We will provide without charge to any shareholder, upon written request, a copy of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, which includes financial statements and financial statement schedules, which is required to be filed with the Securities and Exchange Commission. Written requests should be directed to Bill D. Wright, Chief Financial Officer, Citizens First Corporation, at 1805 Campbell Lane, Bowling Green, Kentucky 42104, or at telephone number (270) 393-0700.

                                  OTHER MATTERS

         The board of directors does not know of any other matters requiring a vote of shareholders to be brought before the annual meeting. If, however, any such other matters are presented, the persons named in the accompanying form of proxy or their substitutes will vote such proxy according to their best judgment on such matters.

                          By Order of the Board of Directors

                             /s/ Mary D. Cohron


                            Mary D. Cohron, President



March 21, 2005

         ALL SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING ARE URGED TO COMPLETE, DATE, SIGN, AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE RETURN ENVELOPE ENCLOSED FOR THAT PURPOSE.

                APPENDIX TO PROXY STATEMENT - FORM OF PROXY CARD
                                     (Front)

PROXY


                           CITIZENS FIRST CORPORATION
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              FOR ANNUAL MEETING OF SHAREHOLDERS ON APRIL 21, 2005

         The undersigned hereby appoints Charles Hardcastle and Kim Harmon, and each or either of them, as true and lawful agents and proxies, with full power of substitution in each, to represent the undersigned in all matters coming before the 2005 Annual Meeting of Shareholders of Citizens First Corporation to be held at the Carroll Knicely Institute for Economic Development and Public Service-South Campus, 2355 Nashville Road, Bowling Green, Kentucky on Thursday, April 21, 2005 at 5:00 p.m. local time, and any adjournments thereof, and to vote all shares owned of record by the undersigned as follows:

1. ELECTION OF DIRECTORS

                  Nominees: Barry D. Bray, Sarah Glenn Grise, Chris B. Guthrie,
                            John T. Perkins and Wilson Stone

                  [ ] VOTE FOR all nominees listed above, except vote withheld from the following nominees (if any):

OR


                  [ ] VOTE WITHHELD from all nominees listed above.

2. OTHER MATTERS

         In their discretion, to vote with respect to any other matters that may come before the annual meeting or any adjournments thereof, including matters incident to its conduct. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED ABOVE BY THE SHAREHOLDER. TO THE EXTENT CONTRARY SPECIFICATIONS ARE NOT GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN ITEM 1.

                    PLEASE DATE AND SIGN ON THE REVERSE SIDE

                                     (Back)


                                        Dated:_______________, 2005



PLEASE SIGN EXACTLY AS

NAME APPEARS BELOW                        ______________________Signature



                                          ______________________Signature



                          (JOINT OWNERS SHOULD EACH SIGN.

                          ATTORNEYS-IN-FACT, EXECUTORS,

                           ADMINISTRATORS, CUSTODIANS,

                        PARTNERS, OR CORPORATION OFFICERS

                            SHOULD GIVE FULL TITLE).



                    PLEASE DATE, SIGN, AND RETURN THIS PROXY

                       IN THE ENCLOSED ENVELOPE PROMPTLY.

                        NO POSTAGE IS NECESSARY IF MAILED

                              IN THE UNITED STATES.